UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(D) OF THE

 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2008

SALEM COMMUNICATIONS CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment

of Certain Officers; Compensatory Arrangements of Certain Officers

ITEM 9.01

Financial Statements and Exhibits

EXHIBITS

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of

Certain Officers; Compensatory Arrangements of Certain Officers.

New Employment Agreement with David A.R. Evans

On September 9, 2008, Salem Communications Holding Corporation (“HoldCo”), a wholly-owned subsidiary of Salem Communications Corporation (the “Company”), and David A.R. Evans entered into a new employment agreement pursuant to which Mr. Evans will continue to serve as the Company’s Division President – Interactive, Publishing, New Business Development.  The Compensation Committee (the “Committee”) of the Board of Directors of the Company has also approved the terms of Mr. Evan’s agreement.

The term of Mr. Evan’s new employment agreement will commence on September 15, 2008, and it is an “at will” agreement with no definite period of employment.  On September 15, 2008, Mr. Evan’s new employment agreement will supersede and replace the “at will” employment agreement entered into by HoldCo and Mr. Evans as of September 1, 2005.

The employment agreement provides that, as long as Mr. Evans remains continuously employed by HoldCo, he will receive a base salary paid at the annual rate of $400,000 effective as of September 15, 2008, a base salary paid at the annual rate of $425,000 effective as September 15, 2009, and a base salary paid at the annual rate of $450,000 effective as of September 15, 2010.  Mr. Evans will also be eligible for an annual merit bonus in an amount to be determined at the discretion of the Company’s Board of Directors.

Mr. Evan’s employment agreement generally provides that if his employment is terminated without “cause” (as defined in the employment agreement), HoldCo will pay Mr. Evans as severance an amount equal to his then base salary for six months.

Mr. Evans has been President — New Business Development, Interactive and Publishing of the Company since July 2007. Mr. Evans was Executive Vice President — Business Development and Chief Financial Officer of the Company from September 2005 to June 2007. Mr. Evans was Executive Vice President and Chief Financial Officer from September 2003 to September 2005. From 2000 to 2003, Mr. Evans served as the Company’s Senior Vice President and Chief Financial Officer. From 1997 to 2000, Mr. Evans served as Senior Vice President and Managing Director-Europe, Middle East, and Africa of Warner Bros. Consumer Products in London, England. He also served at Warner Bros. Consumer Products in Los Angeles, California, as Senior Vice President-Latin America, International Marketing, Business Development from 1996 to 1997 and Vice President-Worldwide Finance, Operations, and Business Development from 1992 to 1996. From 1990 to 1992, he served as Regional Financial Controller-Europe for Warner Bros. based in London, England. Prior to 1990, Mr. Evans was an audit manager with Ernst & Young LLP in Los Angeles, California and worked as a U.K. Chartered Accountant for Ernst & Young in London, England.

Mr. Evan’s employment agreement is filed herewith as Exhibit 99.1 and is incorporated herein by reference into this Item 5.02.

Item 9.01                      Financial Statements and Exhibits.

Item 9.01(c)     Exhibits. The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description
99.1	Employment Agreement with David A.R. Evans dated as of September 15, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION

Date: September 15, 2008	By: /s/ EVAN D. MASYR
Evan D. Masyr
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Employment Agreement with David A.R. Evans dated as of September 15, 2008

EXHIBIT 99.1

MEMORANDUM OF TERMS OF EMPLOYMENT

THIS MEMORANDUM OF TERMS OF EMPLOYMENT (“Memorandum”), is made and entered into as of September 15, 2008, by and between Salem Communications Holding Corporation,  (hereinafter referred to as “Employer”), and Mr. David A. R. Evans  (hereinafter referred to as “Executive”), upon the following terms and conditions:

1.  EXECUTIVE’S RESPONSIBILITIES.  Executive agrees to devote his entire business time, attention and energies to the business of Employer.  Executive also agrees to perform all services hereunder in a manner loyal and faithful to Employer.  With the written consent of the Board of Directors, Executive may accept paid board or trustee positions for other entities and may accept fees for public speaking and published writings.  Executive may reasonably participate as a member in community, civic, similar organizations and may pursue personal investments that do not interfere with the normal business activities of Salem.  Executive’s titles shall be Division President – Interactive, Publishing, New Business Development reporting directly to President  & Chief Executive Officer of the Employer.  Executive agrees to perform all duties reasonable and consistent of a person with the title of Division President – Interactive, Publishing, New Business Development as the President & Chief Executive Officer of the Employer may assign to Executive from time-to-time.   These duties shall include, without limitation, strategic planning and business development regarding all of Employer’s businesses including radio, internet, and publishing.

2.  TERM.  Executive’s employment with the Employer is voluntarily entered into, and Executive is free to resign at any time.  It is understood that this Memorandum shall not create a contract for any specific term, expressed or implied, of employment.  The relationship of the Employer to Executive shall be one of voluntary employment "at will," with no definite period of employment, regardless of the date or method of payment of wages or salary.  The relationship may be terminated by either Executive or Employer at any time, with or without cause and with or without prior notice.  No person, other than the President & Chief Executive Officer of the Employer has authority to enter into an agreement for employment for any specified period of time or to make any agreement contrary to the foregoing, and then, only by an agreement in writing signed by them.  Subject to the foregoing, the period of time from the date this Memorandum is entered into (“Commencement Date”) until the date it terminates (“Termination Date”) shall be referred to herein as the “Term”.

3.  COMPENSATION.  For all of the services rendered by Executive in any capacity under this Memorandum, Employer shall compensate Executive, less applicable deductions and withholding taxes, in accordance with Employer's payroll practices as they may exist from time-to-time and as such compensation elements may be amended, suspended or discontinued to the extent permitted by applicable law at Employer’s sole option or discretion, as follows:

3.1

Annual Base Salary.  Executive’s annual base salary shall be as follows:

(i)

In the first year of employment pursuant to this Memorandum, Four Hundred Thousand Dollars ($400,000),

(ii)

In the second year of employment pursuant to this Memorandum, Four Hundred Twenty Five Thousand Dollars ($425,000), and,

Employment Memorandum

(iii)

In the third year of employment pursuant to this Memorandum, Four Hundred Fifty Thousand Dollars ($450,000).

3.2

Annual Discretionary Bonus.  In addition to the annual base salary set forth in Section 3.1, Executive shall be eligible for an annual discretionary bonus in an amount to be determined at the discretion of the Board of Directors of Salem; provided that such merit bonus may be paid in cash, stock, stock options or a combination thereof.  The amount of the annual bonus, if applicable, is not earned until the date of its determination and distribution, which shall occur no later than the first quarter of the year following the applicable year for which the bonus applies. The annual discretionary bonus shall be calculated based on calendar year performance.  In calculating 50% of the annual bonus amount, Employer shall take into consideration the overall financial performance of Employer’s Non-Broadcast Media Businesses for which Executive has responsibility, focusing primarily on annual profitability growth (including an appropriate offset for acquisitions and capital expenditures), revenue growth, and budget vs. actual performance.  The financial performance of Employer’s broadcast related businesses shall have no impact on this portion of the annual discretionary bonus.  In calculating the other 50% of the annual discretionary bonus, Employer shall consider Executive’s contribution toward special projects relating to all of Employer’s businesses.

3.3

Travel and Entertainment Expenses.  Reasonable, bona-fide Employer-related entertainment and travel expenses incurred by Executive in accordance with the Employee Handbook and other written policies, all as issued by Employer, relating thereto shall be reimbursed or paid by Employer.

3.4

Fringe Benefits.  Except as otherwise set forth in this Section, Executive shall be eligible to participate in all benefit plans that are available to all executive level Salem employees from time to time pursuant to the terms of such plans.  The availability and terms of such fringe benefits shall be set by the Board of Directors and may change from time to time.  Executive shall be required to comply with all conditions attendant to coverage by the fringe benefit plans hereunder and shall be entitled only in accordance with the terms and conditions of such plans as they may be enumerated from time to time.

3.5

Professional License Fees.  Salem will pay the reasonable expenses associated with maintaining Executive’s CPA License as well as the reasonable expenses associated with any Continuing Professional Education required to maintain the license.

3.6

Health Insurance.  Executive shall be entitled to health care coverage for himself and his dependents in accordance with any health plan available to executive level employees of Salem.

3.7

Vacation.  Notwithstanding such vacation time as allocated in Salem’s Employee Handbook, Executive shall accrue two (2) weeks of vacation per year.

3.8

Stock Options.  Executive shall be eligible for stock option consideration from time to time.  Any such stock option grant will be at the discretion of the Board of Directors.

4. TERMINATION

4.1

In the event of Executive’s resignation or termination for Cause, Executive shall be entitled only to the compensation earned through the date of termination.  In the event of Executive’s termination without Cause, in addition to Executive’s base salary earned through the date of termination, and upon execution of the then existing form separation and release agreement of Employer, Executive shall be entitled to receive: (1) severance in an amount equal to the base salary Executive would otherwise have received for six (6) months and (2) professional outplacement assistance for twelve (12) consecutive months.  Termination, with or without cause, or resignation, shall not affect any rights of Executive that have become vested under any benefit plan, stock option plan or arrangement.

4.2

For the purposes of this Memorandum, “Cause” shall mean, without limitation, the following: (i) the death of Executive; (ii) continued gross neglect, malfeasance or gross insubordination in performing duties assigned to Executive; (iii) a conviction for a crime involving moral turpitude; (iv) an egregious act of dishonesty

Employment Memorandum

(including without limitation theft or embezzlement) in connection with employment, or a malicious action by Executive toward Salem, Company Affiliates or Related Entities; (v) a violation of confidentiality provisions; (vi) a willful breach of this Memorandum; (vii) disloyalty; and (viii) material and repeated failure to carry out reasonably assigned duties or instructions consistent with Executive’s position.

4.3

If Executive dies prior to the expiration of the Term, any unvested or time-vested stock options previously granted to Executive by Employer shall become immediately one hundred percent (100%) vested.

5. EXECUTIVE’S OBLIGATIONS

5.1

Confidential Information. Executive agrees that, during the Term or at any time thereafter: (a) Executive shall not use for any purpose other than the duly authorized business of Employer, or disclose to any third party, any information relating to Employer or any of its affiliated companies which is proprietary to Employer or any of its affiliated companies ("Confidential Information"), including any customer list, contact information, rate schedules, programming, data, plans, intellectual property, trade secrets or any written (including in any electronic form) or oral communication incorporating Confidential Information in any way (except as may be required by law or in the performance of Executive’s duties under this Memorandum consistent with Employer's policies) regardless of whether or not such information has been labeled as “confidential”; and (b) Executive shall comply with any and all confidentiality obligations of Employer to a third party, whether arising under a written agreement or otherwise.

5.2

 Work For Hire.  (a) The results and proceeds of Executive’s services to Employer, including, without limitation, any works of authorship resulting from Executive’s services during Executive’s employment with Employer and/or any of its affiliated companies and any works in progress resulting from such services, shall be works-made-for-hire and Employer shall be deemed the sole owner of any and all rights of every nature in such works, whether such rights are now known or hereafter defined or discovered, with the right to use the works in perpetuity in any manner Employer determines in its sole discretion without any further payment to Executive. If, for any reason, any of such results and proceeds are not legally deemed a work-made-for-hire and/or there are any rights in such results and proceeds which do not accrue to Employer under the preceding sentence, then Executive hereby irrevocably assigns and agrees to assign any and all of Executive’s right, title and interest thereto, whether now known or hereafter defined or discovered, and Employer shall have the right to use the work in perpetuity in any location and in any manner Employer determines in its sole discretion without any further payment to Executive.

(b) Executive shall do any and all things which Employer may deem useful or desirable to establish or document Employer's rights in any such results and proceeds, including, without limitation, the execution of appropriate copyright, trademark and/or patent applications, assignments or similar documents and, if Executive is unavailable or unwilling to execute such documents, Executive hereby irrevocably designates the President & Chief Executive Officer of Employer or his designee as Executive’s attorney-in-fact with the power to execute such documents on Executive’s behalf. To the extent Executive has any rights in the results and proceeds of Executive’s services under this Memorandum that cannot be assigned as described above, Executive unconditionally and irrevocably waives the enforcement of such rights.

(c) Works-made-for-hire do not include subject matter that meets all of the following criteria:  (1) is conceived, developed and created by Executive on Executive’s own time without using the Employer’s equipment (other than the personal computer regularly used by Executive), supplies or facilities or any trade secrets of confidential information, (2) is unrelated to the actual or reasonably anticipated business or research and development of Employer of which Executive is or becomes aware; and (3) does not result from any work performed by Executive for Employer.

(d) Notwithstanding anything in this Memorandum to the contrary, during the Term, Executive agrees that he shall, prior to exploiting a Corporate Opportunity (hereafter defined) for his own account or for the benefit of an immediate family member’s account, offer the Employer a right of first refusal with respect to such Corporate Opportunity.  For purposes of this Section 5.2, "Corporate Opportunity" shall be broadly defined to include any business opportunity that is in the same or a related business as any of the businesses in which the Company, Salem or any of its Affiliates is involved or in which Executive learned of or discovered in the course of performing his duties to Employer, Salem or any of its Affiliates.  The determination as to whether a business opportunity

Employment Memorandum

constitutes a Corporate Opportunity shall be made by the Chairman of the Board and the President of Salem, and their determination shall be based on an evaluation of: (a) the extent to which the Corporate Opportunity is within the Company's or any of its Affiliates' existing lines of business or its existing plans to expand; (b) the extent to which the Corporate Opportunity supplements the Company's or any of its Affiliates' existing lines of activity or complements the Company's or any of its Affiliates' existing methods of service; (c) whether the Company has available resources that can be utilized in connection with the Corporate Opportunity; (d) whether the Company is legally or contractually barred from utilizing the Corporate Opportunity; (e) the extent to which utilization of the Corporate Opportunity by Executive would create conflicts of interest with the Company or any of its Affiliates; and (f) any other factors they deem appropriate under the circumstances.

5.3

 Return of Property. All documents, data, recordings, equipment or other property, whether tangible or intangible, including all information stored in electronic form, obtained or prepared by or for Executive and utilized by Executive in the course of Executive’s employment with Employer or any of its affiliated companies shall remain the exclusive property of Employer.  Upon termination of employment, Executive shall promptly return all of Employer’s property to Employer.

5.4

Use of Executive’s Name, Image and Likeness.  Employer may make use of Executive’s name, photograph, drawing or other likeness in connection with the advertising or the giving of publicity to Employer, Salem Communications or a program broadcast or content provided by Employer, Salem Communications or any affiliated companies.  In such regard, Employer may make recordings, transcriptions, videotapes, films and other reproductions of any and all actions performed by Executive in his or her capacity as an Executive of Employer, including without limitation any voice-over or announcing material provided by Executive (collectively “Executive Performances”).  Employer shall have the right to broadcast, display, license, assign or use any Executive Performances on a royalty-free basis without additional compensation payable to Executive.

5.5

Non-Interference.  While employed by the Employer and for a period of six (6) months thereafter, Executive agrees not to interfere with the business of the Employer by directly or indirectly soliciting, attempting to solicit, inducing, or otherwise causing any executive, material employee, contractor or client of Salem Communications Corporation (“Salem”) to terminate his, her or its relationship with Salem in order to enter into a relationship with any other employer or entity.

5.6

Cooperation. Executive agrees to cooperate with and provide assistance to Employer and its legal counsel in connection with any litigation (including arbitration or administrative hearings) or investigation affecting Salem or any of its subsidiaries, in which, in the reasonable judgment of Salem’s counsel, Executive’s assistance or cooperation is needed.  Executive shall, when requested by Salem, provide testimony or other assistance and shall travel at Employer’s reasonable request and at its reasonable expense in order to fulfill this obligation.

6.

PERSONAL CONDUCT.  Executive agrees to promptly and faithfully comply with all present and future policies, requirements, directions, requests and rules and regulations of the Employer in connection with Employer’s business, including without limitation the policies and requirements set forth in Salem’s Employee Handbook and Financial Code of Conduct.  Executive further agrees to comply with all laws and regulations pertaining to Executive’s employment with Employer.  Executive hereby agrees not to engage in any activity that is in direct conflict with the essential interests of Employer.  Executive hereby acknowledges that nothing set forth in the Employee Handbook or Financial Code of Conduct or any other policy issued by Employer or Salem shall be deemed to create a separate contractual obligation, guarantee or inducement between Executive and Employer.

7.

INDEMNIFICATION.  Executive shall be entitled to the protection of any insurance policies that Salem may elect to maintain generally for the benefit of its directors and officers against all costs, charges and expenses incurred or sustained by him in connection with any action, suit or proceeding (other than any action, suit or proceeding arising under or relating to this Memorandum) to which Executive may be made a party by reason of (i) his being or having been a director, officer or employee of Salem or any of its subsidiaries, or (ii) his serving or having served any other enterprise as a director, officer or employee at the request of Employer (the duties described in (i) and (ii) hereof  are collectively referred to herein as the “Indemnified Duties”).  Employer shall indemnify Executive against all costs, charges and expenses incurred or sustained by him in connection with any action, suit or proceeding to which Executive may be made a party by reason of the Indemnified Duties to the fullest extent permitted by law, in effect at the time of the subject act or omission, and shall advance to Executive reasonable

Employment Memorandum

attorneys’ fees and expenses as such fees and expenses are incurred (subject to an undertaking from Executive to repay such advances if it shall be finally determined by a judicial decision which is not subject to further appeal that Executive was not entitled to the reimbursement of such fees and expenses).  Employer covenants to maintain during Executive’s employment for the benefit of Executive (in his capacity as an officer of Employer) Directors’ and Officers’ Insurance providing benefits to Executive no less favorable, taken as a whole, than the benefits provided to the senior executives of Salem by the Directors’ and Officers’ Insurance maintained by Salem on the date hereof; provided, however, that the board of directors of Salem may elect to terminate Directors’ and Officers’ Insurance for all officers and directors, including Executive, if the board of directors of Salem determines in good faith that such insurance is not available or is available only at unreasonable expense.

8.

MISCELLANEOUS PROVISIONS.

8.1

Venue; Choice of Law.  Regardless of where it is signed, this Memorandum shall be deemed to be an agreement made in the city of Camarillo and state of California (“Venue”) and shall be interpreted as an agreement to be performed wholly in the State where the Venue is located.  The laws of the State where the Venue is located shall be applied without regard to the principles of conflicts of laws.

8.2

Resolution of Disputes.  Employer and Executive mutually agree to resolve any and all legal claims arising from or in any way or relating to Executive’s employment with Employer through mediation or, if mediation does not resolve the claim or dispute within ten (10) days of notice demanding mediation, by binding arbitration under the Federal Arbitration Act subject to the terms and conditions provided below.  Notwithstanding the foregoing, insured workers compensation claims (other than wrongful discharge claims) and claims for unemployment insurance are excluded from arbitration under this Memorandum.  This Memorandum does not prevent the filing of charges with administrative agencies such as the Equal Employment Opportunity Commission, the National Labor Relations Board, or equivalent state agencies.  Arbitration shall be conducted in the Venue in accordance with either of the following, at Executive’s election: (a) the American Arbitration Association: Employment Rules of Procedure, (b) the Rules of Procedure for Christian Conciliation sponsored by the Christian Legal Society, or (c) the rules of procedure issued by another alternative dispute resolution service mutually acceptable to Executive and Employer.  Any award issued in accordance with this Section 8.2 shall be rendered as a judgment in any trial court having competent jurisdiction.  Employer shall pay the arbitration fees and expenses, less any filing fee amount that Executive would otherwise have to pay to pursue a comparable lawsuit in a United States district court in the jurisdiction where the dispute arises or state court in the jurisdiction where the dispute arises, whichever is less.  All other rights, remedies, exhaustion requirements, statutes of limitation and defenses applicable to claims asserted in a court of law will apply in the arbitration. Executive expressly waives any presumption or rule, if any, which requires this Memorandum to be construed against Employer.

8.3

Injunctive Relief.  Employer has entered into this Memorandum in order to obtain the benefit of Executive’s unique skills, talent, and experience.  Executive acknowledges and agrees that any violation of one or more subsections of Section 5 of this Memorandum will result in irreparable damage to Employer, and, accordingly, Employer may obtain injunctive and other equitable relief for any breach or threatened breach of such sections, in addition to any other remedies available to Employer, without being required to prove actual damages, post bond or furnish other security.

8.4

Integration.  This Memorandum comprises the entire understanding of the parties with respect to the subject matter and shall supersede all other prior written or oral agreements, including without limitation that certain employment agreement entered into by and between Employer and Executive as of September 1, 2005.

8.5

Amendments and Waivers.  No term or provision of this Memorandum may be amended, waived, discharged or terminated orally but only by an instrument in writing signed by the party against whom the enforcement of such amendment, waiver, discharge or termination is sought.  Any waiver shall be effective only in accordance with its express terms and conditions.  Notwithstanding anything in this Memorandum to the contrary, no person other than the President & Chief Executive Officer of Employer has the capacity to amend, waive, discharge or terminate the provisions of Section 2 relating to the “at will” nature of Executive’s employment, and then, such action may only be taken in writing.

Employment Memorandum

8.6

Severability.  If any portion of this Memorandum shall be held to be illegal, invalid, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Memorandum shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.  Additionally, in lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Memorandum a provision as similar to such former provision as shall be legal, valid and enforceable.

8.7

Survival; Modification of Terms.  No change in Executive’s duties or salary shall affect, alter, or otherwise release Executive from the covenants and agreements contained herein.  All post-termination covenants, agreements, representations and warranties made herein by Executive shall survive the expiration or termination of this Memorandum or employment under this Memorandum in accordance with their respective terms and conditions.

[Signatures only on the following page.]

Employment Memorandum

IN WITNESS WHEREOF, the parties hereto have executed this Memorandum effective as of September 15, 2008.

ACCEPTED AND AGREED:
“Executive:”	“Employer:”
Salem Communications Corporation

/s/ DAVID A. R. EVANS	By: /s/ ERIC HALVORSON
David A. R. Evans	Eric Halvorson
President and Chief Operating Officer

I hereby certify that the terms and conditions of this Employment Agreement have been reviewed and approved by the Compensation Committee of Salem Communications Corporation.

Date: September 12, 2008	/s/ DAVID DAVENPORT
David Davenport, Chairman
Compensation Committee
Salem Communications Corporation